As filed with the Securities and Exchange Commission on July 8, 2005

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-21499

                  NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND INC.
                  ---------------------------------------------
             (Exact Name of the Registrant as Specified in Charter)
                      c/o Neuberger Berman Management Inc.
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

       Registrant's Telephone Number, including area code: (212) 476-8800

                    Peter E. Sundman, Chief Executive Officer
                      c/o Neuberger Berman Management Inc.
                  Neuberger Berman Dividend Advantage Fund Inc.
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

                            Arthur C. Delibert, Esq.
                   Kirkpatrick & Lockhart Nicholson Graham LLP
                    1800 Massachusetts Avenue, N.W. 2nd Floor
                              Washington, DC 20036
                   (Names and addresses of agents for service)

Date of fiscal year end: October 31, 2005

Date of reporting period: April 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

SEMI-ANNUAL REPORT
APRIL 30, 2005


NEUBERGER BERMAN
DIVIDEND
ADVANTAGE
FUND INC.

                                     NEUBERGER BERMAN APRIL 30, 2005 (UNAUDITED)

CONTENTS

THE FUND

CHAIRMAN'S LETTER                                     1

PORTFOLIO COMMENTARY/PERFORMANCE HIGHLIGHTS           2

SCHEDULE OF INVESTMENTS/TOP TEN EQUITY HOLDINGS       6

FINANCIAL STATEMENTS                                  9

FINANCIAL HIGHLIGHTS/PER SHARE DATA                  21

DIVIDEND REINVESTMENT PLAN                           23

DIRECTORY                                            25

PROXY VOTING POLICIES AND PROCEDURES                 26

QUARTERLY PORTFOLIO SCHEDULE                         26

REPORT OF VOTES OF SHAREHOLDERS                      27

CHAIRMAN'S LETTER

DEAR SHAREHOLDER,

I am pleased to present to you this annual report for the Neuberger Berman Dividend Advantage Fund Inc. The report includes a portfolio commentary, a listing of the Fund's investments, and its unaudited financial statements for the semi-annual reporting period ending April 30, 2005.

The Fund seeks high total return, comprising high current income (a portion of which may be qualified dividend income) and capital appreciation. Securities in the portfolio that meet the requirements for qualified dividend income are taxed at the same federal tax rates applicable to long-term capital gains, which can create a favorable tax situation for shareholders.

The Fund is built on a foundation of fundamental research. An Asset Allocation Committee takes responsibility for allocating assets between income-producing securities recommended by the Neuberger Berman, LLC Research Department, and real estate company securities--a structure that we believe provides shareholders with an added level of confidence.

Thank you for entrusting your hard-earned assets to Neuberger Berman. Let me assure you that we will work hard every day to preserve and grow your capital.

Sincerely,

/s/ Peter Sundman

PETER SUNDMAN
CHAIRMAN OF THE BOARD
NEUBERGER BERMAN
DIVIDEND ADVANTAGE FUND INC.


"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund name in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc. (C)2005 Neuberger Berman Management Inc. All rights reserved.

DIVIDEND ADVANTAGE FUND INC. Portfolio Commentary

We are pleased to report that, on March 30, 2005, the Neuberger Berman Dividend Advantage Fund (AMEX: NDD) marked its one-year anniversary. For the six months ending April 30, 2005, on a Net Asset Value (NAV) basis, the Fund provided a total return of 10.25%, compared to gains of 3.28% and 7.06% for the S&P 500 Index and the NAREIT Equity REIT Index, respectively, over the same period.

The Fund includes an approximately even mix of 1) income-producing securities that are chosen by the firm's in-house research department and a team of experienced portfolio managers, and 2) real estate company securities. The portion of the portfolio driven by our in-house research seeks to invest a significant majority of its assets in stocks rated Buy (B) or New Funds (N) which have recently had a higher average dividend yield than that of the S&P
500. The remaining assets in this segment are chosen by a team of managers with experience selecting attractive income opportunities.

The portfolio's allocation to income-producing securities contributed positively to its total return for the period. This segment benefited from the recent trend toward dividend-paying stocks that now receive more favorable tax treatment than they did in the past. Demand from investors seeking yield opportunities in the currently low, albeit rising, interest rate environment, also helped returns. Against this backdrop, our utility holdings performed well and we plan to maintain our over-weight position in this sector. In other areas, the portfolio's energy holdings outperformed, while its financial holdings underperformed.

The Fund's allocation to real estate company securities also added to returns during the reporting period. We believe the positive trends that lifted the broader REIT market over the past six months will remain intact as investors continue to search for higher-yielding securities in a rising, but still low interest rate environment. Commercial real estate fundamentals in particular continue to improve, as evidenced by increasing rent and occupancy levels.

Our emphasis on diversification across property sectors and geographic regions continues to enhance the Fund's ability to deliver consistent returns. Our position in the office sector provides a good example. We believe that improved stock price performance in this sector reflects the attractive valuation levels and dividend yields that it demonstrated at the start of the year. Since then, continued evidence of an improving leasing environment has positively affected valuations within the sector--a trend we expect to continue throughout the year.

During the reporting period, this segment of the portfolio also benefited from holdings in regional malls, hotels and self storage, but was hurt by its holdings in mixed asset REITs. We will continue to emphasize office, regional mall and apartment REITs in the Fund. We are decreasing our exposure to preferred REITs, since these securities tend to be more interest-rate sensitive.

Along with our conviction that real estate fundamentals should improve over the next 12 months, we also believe that merger and acquisition activity may accelerate. We think that the Fund could be a beneficiary of that development given our focus on buying REITs that trade at a discount to NAV.

The current economic environment is characterized by rising short-term interest rates, benign long-term interest rates and expected GDP growth of 3%. We believe, absent a recession, that REITs are on track for 8-9% earnings-per-share growth in calendar 2005 as demand for real estate continues to outstrip supply. The first quarter earnings season confirmed this trend. If there is continued evidence of earnings acceleration, it should benefit REIT share prices as we move through the year. We continue to seek companies with improving fundamentals, strong financial positions and opportunistic management teams.

On an ongoing basis, we review our allocation between the two distinct parts of the portfolio. At this time, we are maintaining our fairly even mix between the two segments. This is always subject to change depending on our view of the relative attractiveness of the two segments.

Sincerely,


                       NEUBERGER BERMAN DIVIDEND ADVANTAGE
                                    FUND INC.
                           ASSET ALLOCATION COMMITTEE

DIVIDEND ADVANTAGE FUND

PERFORMANCE HIGHLIGHTS

                                                    SIX MONTH          AVERAGE ANNUAL TOTAL
NEUBERGER BERMAN DIVIDEND                        PERIOD ENDED        RETURN ENDED 4/30/2005
ADVANTAGE FUND                 INCEPTION DATE       4/30/2005     1 YEAR    SINCE INCEPTION
NAV (1),(3)                        03/25/2004          10.25%     28.13%             20.95%

PERFORMANCE HIGHLIGHTS

                                                    SIX MONTH          AVERAGE ANNUAL TOTAL
NEUBERGER BERMAN DIVIDEND                        PERIOD ENDED        RETURN ENDED 4/30/2005
ADVANTAGE FUND                 INCEPTION DATE       4/30/2005     1 YEAR    SINCE INCEPTION
MARKET PRICE (2),(3)               03/25/2004           3.00%     10.02%            (0.39%)

INDUSTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS)

Aerospace                                            3.4%
Apartments                                          11.6
Banking & Financial                                 12.3
Basic Materials                                      1.1
Commercial Services                                  1.3
Community Centers                                    6.1
Consumer Discretionary                               4.2
Cosmetics                                            2.0
Diversified                                         11.3
Energy                                               8.1
Entertainment                                        1.0
Food & Beverage                                      4.3
Health Care                                          6.4
Industrial                                           4.9
Lodging                                              3.8
Office                                              16.7
Office - Industrial                                  2.9
Pharmaceutical                                       2.1
Publishing & Broadcasting                            1.9
Regional Malls                                      12.3
Self Storage                                         1.6
Software                                             2.1
Telecommunications                                   6.5
Utilities                                            9.0
Waste Management                                     2.0
Short-Term Investments                              20.7
Liabilities, less cash, receivables and other
   assets                                          (59.6)

Closed-end funds, unlike open-end funds, are not continually offered. There is an initial public offering and once issued, common shares of closed-end funds are sold in the open market through a stock exchange.

The composition, industries and holdings of the fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

ENDNOTES

(1)  Return based on Net Asset Value ("NAV") of the Fund.

(2)  Return based on market price of Fund shares on the American Stock Exchange.

(3) Neuberger Berman Management Inc. has contractually agreed to waive a portion of the management fees that it is entitled to receive from the Fund. The undertaking lasts until October 31, 2010. Please see the notes to the financial statement for specific information regarding the rate of the management fees waived by Neuberger Berman Management Inc. Absent such a waiver, the performance for the Fund would be lower.

GLOSSARY OF INDICES

                      S&P 500 INDEX:   The S&P 500 Index is widely regarded as
                                       the standard for measuring large-cap U.S.
                                       stock markets' performance and includes a representative sample of leading companies in leading industries.

           NAREIT EQUITY REIT INDEX:   Tracks the performance of all Equity
                                       REITs currently listed on the New York
                                       Stock Exchange, the NASDAQ National
                                       Market System and the American Stock
                                       Exchange. REITs are classified as Equity if 75% or more of their gross invested book assets are invested directly or indirectly in equity of commercial properties.

Please note that the indices do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that investors cannot invest directly in any index. Data about the performance of each index is prepared or obtained by Neuberger Berman Management Inc. and includes reinvestment of all dividends and capital gain distributions. The Fund may invest in securities not included in its indices.

SCHEDULE OF INVESTMENTS Dividend Advantage Fund Inc.

TOP TEN EQUITY HOLDINGS

     HOLDING                                 %
 1   Vornado Realty Trust                  3.3

 2   Simon Property Group                  3.2

 3   Mack-Cali Realty                      2.6

 4   CarrAmerica Realty                    2.5

 5   Equity Office Properties Trust        2.5

 6   ConocoPhillips                        2.4

 7   Abbott Laboratories                   2.4

 8   PetroChina Co.                        2.3

 9   Colonial Properties Trust             2.3

10   Tanger Factory Outlet Centers         2.3

                                                                  MARKET VALUE +
NUMBER OF SHARES                                                 (000'S OMITTED)
COMMON STOCKS (136.8%)

AEROSPACE (3.4%)
    35,500   Goodrich Corp.                                      $         1,431
    47,400   Lockheed Martin                                               2,889
                                                                 ---------------
                                                                           4,320

APARTMENTS (11.6%)
    71,100   Apartment Investment &
               Management                                                  2,710
    24,000   BRE Properties                                                  893
    55,700   Camden Property Trust                                         2,841
    85,500   Equity Residential                                            2,937
    64,300   Home Properties                                               2,691~
   125,600   United Dominion Realty Trust                                  2,782
                                                                 ---------------
                                                                          14,854

BANKING & FINANCIAL (12.3%)
    29,000   Bank of America                                               1,306
    26,700   Citigroup Inc.                                                1,254
    12,000   Freddie Mac                                                     738
    35,900   Hartford Financial Services
               Group                                                       2,598
    26,400   Lincoln National                                              1,187
    50,000   MBNA Corp.                                                      988
    35,600   Nationwide Financial Services                                 1,261
    58,200   Northern Trust                                                2,621
    42,500   U.S. Bancorp                                                  1,186
    51,600   Wachovia Corp.                                                2,641
                                                                 ---------------
                                                                          15,780

BASIC MATERIALS (1.1%)
    11,700   Rio Tinto                                                     1,411

COMMERCIAL SERVICES (1.3%)
    50,000   Capital Trust                                                 1,684

COMMUNITY CENTERS (6.1%)
    63,000   Developers Diversified Realty                                 2,674~
    71,800   Heritage Property Investment
               Trust                                                       2,211
   128,200   Tanger Factory Outlet Centers                                 2,969
                                                                 ---------------
                                                                           7,854

CONSUMER DISCRETIONARY (4.2%)
   140,600   Mattel Inc.                                                   2,538
    50,500   V. F. Corp.                                                   2,858
                                                                 ---------------
                                                                           5,396

COSMETICS (2.0%)
    47,000   Procter & Gamble                                              2,545

DIVERSIFIED (11.3%)
    77,300   Colonial Properties Trust                           $         2,988~
    42,500   Cooper Industries Class A                                     2,706
    77,200   General Electric                                              2,795~~
    29,000   iStar Financial                                               1,155
    49,900   Spirit Finance                                                  516
    56,000   Vornado Realty Trust                                          4,281~
                                                                 ---------------
                                                                          14,441

ENERGY (8.1%)
    29,700   ConocoPhillips                                                3,114
    54,900   Enterprise Products Partners                                  1,418~
    37,800   Kinder Morgan                                                 2,890~
    50,300   PetroChina Co.                                                3,004~
                                                                 ---------------
                                                                          10,426

ENTERTAINMENT (1.0%)
    64,900   Regal Entertainment Group                                     1,317

FOOD & BEVERAGE (4.3%)
    66,900   Cadbury Schweppes ADR                                         2,720
    47,400   Diageo PLC ADR                                                2,832
                                                                 ---------------
                                                                           5,552

HEALTH CARE (6.4%)
    61,500   Abbott Laboratories                                           3,023
    43,300   Health Care REIT                                              1,451~
   100,000   OMEGA Healthcare Investors                                    1,122
    95,600   Ventas, Inc.                                                  2,579
                                                                 ---------------
                                                                           8,175

INDUSTRIAL (4.9%)
    70,700   Dover Corp.                                                   2,571
    66,000   EastGroup Properties                                          2,475
    31,000   First Industrial Realty Trust                                 1,184
                                                                 ---------------
                                                                           6,230

LODGING (1.7%)
    78,700   Ashford Hospitality Trust                                       806
    60,000   Sunstone Hotel Investors                                      1,317
                                                                 ---------------
                                                                           2,123

OFFICE (16.7%)
    49,900   Arden Realty                                                  1,781
    69,900   Brandywine Realty Trust                                       1,978
    97,800   CarrAmerica Realty                                            3,231
   101,400   Equity Office Properties Trust                                3,191~
    95,600   Highwoods Properties                                          2,689
   141,000   HRPT Properties Trust                                         1,657
    43,300   Kilroy Realty                                                 1,889
    75,400   Mack-Cali Realty                                              3,317
    49,600   Prentiss Properties Trust                                     1,648
                                                                 ---------------
                                                                          21,381

                                                                  MARKET VALUE +
NUMBER OF SHARES                                                 (000'S OMITTED)
OFFICE--INDUSTRIAL (2.9%)
    91,600   Bedford Property Investors                          $         1,950
    45,200   Liberty Property Trust                                        1,800
                                                                 ---------------
                                                                           3,750

PHARMACEUTICAL (2.1%)
    54,600   Novartis AG ADR                                               2,661

PUBLISHING & BROADCASTING (1.9%)
    75,000   R.R. Donnelley                                                2,468

REGIONAL MALLS (12.3%)
    30,200   CBL & Associates Properties                                   2,336
    90,500   Glimcher Realty Trust                                         2,278
    33,000   Kimco Realty                                                  1,828
    39,600   Macerich Co.                                                  2,388~
    68,300   Pennsylvania REIT                                             2,879
    61,500   Simon Property Group                                          4,063~
                                                                 ---------------
                                                                          15,772

SELF STORAGE (1.6%)
    30,000   Sovran Self Storage                                           1,283
    47,200   U-Store-It Trust                                                825
                                                                 ---------------
                                                                           2,108

SOFTWARE (2.1%)
   105,900   Microsoft Corp.                                               2,679

TELECOMMUNICATIONS (6.5%)
    23,800   ALLTEL Corp.                                                  1,356~
    89,900   Nokia Corp. ADR                                               1,436~
   124,400   Sprint Corp.                                                  2,769~
   104,200   Vodafone Group ADR                                            2,724
                                                                 ---------------
                                                                           8,285

UTILITIES (9.0%)
    28,000   Ameren Corp.                                                  1,448~
    32,400   Cinergy Corp.                                                 1,283~
    38,900   Dominion Resources                                            2,933
    53,000   Duke Energy                                                   1,547~
    33,000   Exelon Corp.                                                  1,633
    60,500   NiSource Inc.                                                 1,406~
    40,400   Southern Co.                                                  1,331~
                                                                 ---------------
                                                                          11,581

WASTE MANAGEMENT (2.0%)
    90,300   Waste Management                                              2,573

TOTAL COMMON STOCKS
(COST $159,470)                                                          175,366
                                                                 ---------------

PREFERRED STOCKS (2.1%)

LODGING (2.1%)
   108,300   Felcor Lodging Trust, Ser. A
             (COST $2,316)                                                 2,621
                                                                 ---------------

                                                                  MARKET VALUE +
PRINCIPAL AMOUNT                                                 (000'S OMITTED)
SHORT-TERM INVESTMENTS (20.7%)
$   2,273,618   Neuberger Berman Prime
                 Money Fund Trust Class                          $         2,274@
   24,282,900   Neuberger Berman
                 Securities Lending
                 Quality Fund, LLC                                        24,283++
                                                                 ---------------

TOTAL SHORT-TERM INVESTMENTS
(COST $26,557)                                                            26,557#
                                                                 ---------------

TOTAL INVESTMENTS (159.6%)
(COST $188,343)                                                          204,544##
Liabilities, less cash, receivables
  and other assets [(18.6%)]                                             (23,879)
Liquidation Value of Auction Market
  Preferred Shares [(41.0%)]                                             (52,500)
                                                                 ---------------

TOTAL NET ASSETS APPLICABLE TO
COMMON SHAREHOLDERS (100.0%)                                     $       128,165
                                                                 ---------------

See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS

+ Investments in equity securities by Neuberger Berman Dividend Advantage Fund Inc. (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the last available bid price. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities by a method the Board of Directors of the Fund (the "Board") believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities in the wake of certain significant events. When changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities, FT Interactive will provide adjusted prices for certain foreign equity securities using an analysis based on historical correlations between the prices of those securities and changes in the index. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
#    At cost, which approximates market value.
## At April 30, 2005, the cost of investments for U.S. Federal income tax purposes was $188,343,000. Gross unrealized appreciation of investments was $18,489,000 and gross unrealized depreciation of investments was $2,288,000, resulting in net unrealized appreciation of $16,201,000, based on cost for U.S. Federal income tax purposes.
~~ All or a portion of this security is segregated as collateral for interest rate swap contracts.
@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & E of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.
~ All or a portion of this security is on loan (see Note A of Notes to Financial Statements).
++ Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & E of Notes to Financial Statements).

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                           DIVIDEND
NEUBERGER BERMAN                                                                                          ADVANTAGE
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                                                       FUND
ASSETS
     INVESTMENTS IN SECURITIES, AT MARKET VALUE*+ (NOTES A & E)--SEE
     SCHEDULE OF INVESTMENTS:
     Unaffiliated issuers                                                                              $    177,987
     Affiliated issuers                                                                                      26,557
-------------------------------------------------------------------------------------------------------------------
                                                                                                            204,544
     Interest rate swaps, at market value (Note A)                                                              246
     Dividends and interest receivable                                                                          498
     Prepaid expenses and other assets                                                                           13
-------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                                205,301
-------------------------------------------------------------------------------------------------------------------
LIABILITIES
     Payable for collateral on securities loaned (Note A)                                                    24,283
     Dividends payable--preferred shares                                                                         63
     Payable for securities purchased                                                                           176
     Payable to investment manager--net (Notes A & B)                                                            56
     Payable to administrator (Note B)                                                                           35
     Accrued expenses and other payables                                                                         23
-------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                            24,636
-------------------------------------------------------------------------------------------------------------------
AUCTION MARKET PREFERRED SHARES SERIES A & B AT LIQUIDATION VALUE
     4,800 shares authorized; 2,100 shares issued and outstanding
     $.0001 par value; $25,000 liquidation value per share (Note A)                                          52,500
-------------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS AT VALUE                                                  $    128,165
-------------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF:
     Paid-in capital--common shares                                                                    $    108,644
     Distributions in excess of net investment income                                                        (2,414)
     Accumulated net realized gains (losses) on investments                                                   5,519
     Net unrealized appreciation (depreciation) in value of investments                                      16,416
-------------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS AT VALUE                                                  $    128,165
-------------------------------------------------------------------------------------------------------------------
COMMON SHARES OUTSTANDING ($.0001 PAR VALUE; 999,995,200 SHARES AUTHORIZED)                                   5,805
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER COMMON SHARE OUTSTANDING                                                           $      22.08
-------------------------------------------------------------------------------------------------------------------
+SECURITIES ON LOAN, AT MARKET VALUE                                                                   $     23,581
-------------------------------------------------------------------------------------------------------------------
*COST OF INVESTMENTS:
     Unaffiliated issuers                                                                              $    161,786
     Affiliated issuers                                                                                      26,557
-------------------------------------------------------------------------------------------------------------------
TOTAL COST OF INVESTMENTS                                                                              $    188,343
-------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

            NEUBERGER BERMAN FOR THE SIX MONTHS ENDED APRIL 30, 2005 (UNAUDITED)

STATEMENT OF OPERATIONS

                                                                                                           DIVIDEND
NEUBERGER BERMAN                                                                                          ADVANTAGE
(000'S OMITTED)                                                                                                FUND
INVESTMENT INCOME
INCOME (NOTE A):
Dividend income--unaffiliated issuers                                                                  $      2,441
Income from investments in affiliated issuers (Note E)                                                           78
Income from securities loaned--affiliated issuer (Note E)                                                         1
Foreign taxes withheld                                                                                          (21)
-------------------------------------------------------------------------------------------------------------------
Total income                                                                                                  2,499
-------------------------------------------------------------------------------------------------------------------

EXPENSES:
Investment management fee (Notes A & B)                                                                         533
Administration fee (Note B)                                                                                     222
Auction agent fees (Note B)                                                                                      76
Audit fees                                                                                                       20
Basic maintenance expense (Note B)                                                                               12
Custodian fees (Note B)                                                                                          44
Directors' fees and expenses                                                                                     12
Insurance expense                                                                                                 1
Legal fees                                                                                                        7
Shareholder reports                                                                                              25
Stock exchange listing fees                                                                                      --
Stock transfer agent fees                                                                                        17
Miscellaneous                                                                                                     4
-------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                                  973

Investment management fee waived (Notes A & B)                                                                 (181)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)                 (10)
-------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                                              782
-------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                         1,717
-------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
       Sales of investment securities of unaffiliated issuers                                                 5,789
       Interest rate swap contracts                                                                            (259)
Change in net unrealized appreciation (depreciation) in value of:
       Unaffiliated investment securities                                                                     4,314
       Interest rate swap contracts                                                                             880
Net gain (loss) on investments                                                                               10,724
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM:
       Net investment income                                                                                   (659)
       ------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS      $     11,782
-------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

                                     NEUBERGER BERMAN APRIL 30, 2005 (UNAUDITED)

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                         DIVIDEND ADVANTAGE FUND
                                                                                                     ------------------------------
                                                                                                                        PERIOD FROM
                                                                                                      SIX MONTHS     MARCH 30, 2004
                                                                                                           ENDED      (COMMENCEMENT
                                                                                                       APRIL 30,  OF OPERATIONS) TO
NEUBERGER BERMAN                                                                                            2005        OCTOBER 31,
(000'S OMITTED)                                                                                      (UNAUDITED)               2004
INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
FROM OPERATIONS:
Net investment income (loss)                                                                       $       1,717      $       2,268
Net realized gain (loss) on investments                                                                    5,530                311
Change in net unrealized appreciation (depreciation) of investments                                        5,194             11,222
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM (NOTE A):
Net investment income                                                                                       (659)              (163)
Net realized gain on investments                                                                              --                (45)
Tax return of capital                                                                                         --                (97)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions to preferred shareholders                                                               (659)              (305)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to common shareholders resulting from operations         11,782             13,496
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM (NOTE A):
Net investment income                                                                                     (3,483)            (1,861)
Net realized gain on investments                                                                              --               (510)
Tax return of capital                                                                                         --             (1,112)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions to common shareholders                                                                (3,483)            (3,483)
-----------------------------------------------------------------------------------------------------------------------------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from initial capitalization (Note D)                                                             --                100
Net proceeds from issuance of common shares                                                                   --            110,548
Payments for preferred shares offering costs                                                                   5               (800)
-----------------------------------------------------------------------------------------------------------------------------------
Total net proceeds from capital share transactions                                                             5            109,848
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                    8,304            119,861

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Beginning of period                                                                                      119,861                 --
-----------------------------------------------------------------------------------------------------------------------------------
End of period                                                                                      $     128,165      $     119,861
-----------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of period                                        $          --      $          11
-----------------------------------------------------------------------------------------------------------------------------------
Distributions in excess of net investment income at end of period                                  $      (2,414)     $          --
-----------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS Dividend Advantage Fund Inc.

     NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Neuberger Berman Dividend Advantage Fund Inc. (the "Fund") was organized as a Maryland corporation on January 29, 2004 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund had no operations until March 30, 2004, other than matters relating to its organization and the sale on March 8, 2004 of 5,236 shares of common stock for $100,008 ($19.10 per share) to Neuberger Berman, LLC ("Neuberger"), the Fund's sub-adviser. The Board of Directors of the Fund (the "Board") may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of shareholders.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

4 INCOME TAX INFORMATION: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

     As determined on October 31, 2004, permanent differences resulting primarily from different book and tax accounting for distributions in excess of earnings and income recognized on interest rate swaps were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of the Fund.

     The tax character of distributions paid during the period ended October 31, 2004 was as follows:

                                                             DISTRIBUTIONS PAID FROM:
                                                           LONG-TERM           TAX RETURN
                                ORDINARY INCOME         CAPITAL GAIN           OF CAPITAL                 TOTAL
                                    $ 2,386,586            $ 193,309          $ 1,208,557          $  3,788,452

     As of October 31, 2004, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

          UNDISTRIBUTED         UNDISTRIBUTED             UNREALIZED                   LOSS
               ORDINARY             LONG-TERM           APPRECIATION          CARRYFORWARDS
                 INCOME                  GAIN         (DEPRECIATION)          AND DEFERRALS               TOTAL
                  $  --                 $  --          $  11,240,925                  $  --        $ 11,240,925

     The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences on distribution payments, wash sales and income recognized on interest rate swaps.

5 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

6 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare and pay quarterly distributions to common shareholders. The Fund has adopted a policy to pay common shareholders a stable distribution. The Fund's ability to satisfy its policy will depend on a number of factors, including the stability of income received from its investments, the availability of capital gains, and distributions paid on preferred shares. In an effort to maintain a stable distribution amount, the Fund may pay distributions consisting of net investment income, realized gains and paid-in-capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that a distribution will consist solely of net investment income and realized capital gains. The composition of the Fund's distributions for the calendar year 2005 will be reported to Fund shareholders on IRS Form 1099. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Income dividends and capital gain distributions to common shareholders are recorded on the ex-dividend date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable distribution paid by the Fund. Dividends and distributions to preferred shareholders are accrued and determined as described in Note A-7.

     The Fund invests a significant portion of its assets in securities issued by real estate companies, including real estate investment trusts ("REITs"). The distributions received from REITs held by the Fund are generally comprised of income, capital gains, and return of REIT capital but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2004, the Fund estimated these amounts within the financial statements since the information was not available from the REITs until after the Fund's fiscal year-end. At April 30, 2005, the Fund estimated these amounts for the period January 1, 2005 through April 30, 2005 within the financial statements since the 2005 information is not available from the REITs until after the Fund's fiscal period. For the year ended October 31, 2004, the character of distributions paid to shareholders is disclosed within the Statement of Changes and is also based on these estimates. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099 received to date. Based on past experience, it is probable that a portion of the Fund's distributions during the current fiscal year will be considered tax return of capital but the actual amount of the tax return of capital, if any, is not determinable until after the Fund's fiscal year. After calendar year-end, when the Fund learns the nature of the distributions paid by the REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099.

     Subsequent to April 30, 2005, the Fund, on May 16, 2005, declared a distribution to common shareholders in the amount of $0.30 per share payable June 15, 2005, to shareholders of record on May 26, 2005, with an ex-dividend date of May 24, 2005.

7 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to the Fund are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

8 REDEEMABLE PREFERRED SHARES: On March 4, 2004, the Fund re-classified 4,800 unissued shares of capital stock as Series A Auction Market Preferred Shares and Series B Auction Market Preferred Shares ("AMPS"). On June 28, 2004, the Fund issued 1,050 Series A AMPS and 1,050 Series B AMPS. All AMPS have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon ("Liquidation Value").

     Except when the Fund has declared a special rate period, distributions to preferred shareholders, which are cumulative, are accrued daily and paid every 7 days for Series A AMPS and every 28 days for Series B AMPS. Distribution rates are reset every 7 days for Series A AMPS and every 28 days for Series B AMPS based on the results of an auction, except during special rate periods. For the six months ended April 30, 2005, distribution rates ranged from 1.90% to 3.41% for Series A and 1.94% to 3.40% for Series B AMPS. The Fund declared distributions to preferred shareholders for the period May 1, 2005 to May 31, 2005 of $68,613 and $70,754 for Series A and Series B AMPS, respectively.

     The Fund may redeem AMPS, in whole or in part, on the second business day preceding any distribution payment date at Liquidation Value. The Fund is also subject to certain restrictions relating to the AMPS. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of

     AMPS at Liquidation Value. The holders of AMPS are entitled to one vote per share and will vote with holders of common stock as a single class, except that the AMPS will vote separately as a class on certain matters, as required by law or the Fund's charter. The holders of the AMPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on AMPS for two consecutive years.

9 INTEREST RATE SWAPS: The Fund may enter into interest rate swap transactions, with institutions that Management has determined are creditworthy, to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of the interest rate swap contracts, the Fund agrees to pay the swap counter party a fixed-rate payment in exchange for the counter party's paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligation on the Fund's AMPS. The fixed-rate and variable-rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.

     Risks may arise if the counter party to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counter party is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Additionally, risks may arise from movements in interest rates unanticipated by Management.

     Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments are reclassified to realized gains/losses in conjunction with the actual net receipt or payment of such amounts. The reclassifications do not impact the Fund's total net assets or its total net increase (decrease) in net assets applicable to common shareholders resulting from operations. At April 30, 2005, the Fund had outstanding interest rate swap contracts as follows:

                                                                 RATE TYPE
                                                        --------------------------
                                                        FIXED-RATE   VARIABLE-RATE         ACCRUED
     SWAP                                                 PAYMENTS        PAYMENTS    NET INTEREST     UNREALIZED
     COUNTER            NOTIONAL          TERMINATION      MADE BY     RECEIVED BY      RECEIVABLE   APPRECIATION        TOTAL
     PARTY                AMOUNT                 DATE     THE FUND     THE FUND(1)       (PAYABLE) (DEPRECIATION)   FAIR VALUE
     Merrill Lynch  $ 40,000,000        July 16, 2008       3.818%           2.97%      $ (12,249)     $  258,208    $ 245,959

     (1) 30 day LIBOR (London Interbank Offered Rate)

10 SECURITY LENDING: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund entered into a Securities Lending Agreement ("Agreement") with Neuberger, an affiliate of the Fund, pursuant to which Neuberger acts as the Fund's lending agent. Securities loans involve certain risks including delays or inability to recover the loaned securities or, in the event a borrower should fail financially, foreclose against the collateral. Neuberger, under the general supervision of the Board, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent the Fund from qualifying as a regulated investment company. The Fund receives cash collateral equal to at least 102% of the current market value of the loaned securities. Prior to February 7, 2005, the Fund invested the cash collateral in the N&B Securities Lending Quality Fund, LLC ("Old Fund"), which was managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by Management. Effective February 7, 2005, the Fund changed the collateral investment vehicle from the Old Fund to the Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC (formerly Lincoln Capital Fixed Income Management Company, LLC), an affiliate of Management, as approved by the Board.

     Under the Agreement, Neuberger guarantees a certain amount of revenue to the Fund and receives any revenue earned in excess of the guaranteed amount as a lending agency fee. For the six months ended April 30, 2005, revenue received under the Agreement was $28,843.

     Income earned on the securities loaned, if any, is reflected in the Statement of Operations under the caption "Income from securities loaned-affiliated issuer."

11 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

12   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. Prior to December 2004, the Fund invested in the Neuberger Berman Institutional Cash Fund (the "Cash Fund"), as approved by the Board. As of December 2004, the Fund changed its investment from the Cash Fund to the newly created Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. The Cash Fund and Prime Money each seek to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in the Cash Fund or Prime Money, Management waives a portion of its management fee equal to the management fee it receives from the Cash Fund and Prime Money on those assets (the "Arrangement"). For the six months ended April 30, 2005, management fees waived under this Arrangement with respect to the Cash Fund and Prime Money amounted to $1,168 and $2,019, respectively. For the six months ended April 30, 2005, income earned under this Arrangement with respect to the Cash Fund and Prime Money amounted to $20,004 and $58,067, respectively, and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

13 ORGANIZATION EXPENSES AND OFFERING COSTS: Management has agreed to pay all organizational expenses and the amount by which the Fund's offering costs for common stock (other than sales load) exceed $0.04 per share. The costs incurred by Management were approximately $531,958. Offering costs for common stock paid by the Fund were charged as a reduction of common stock paid-in-capital at the completion of the Fund's offering and amounted to $232,209.

     Additionally, offering costs of $269,056 and sales loads of $525,000 incurred through the issuance of AMPS were charged as a reduction of common stock paid-in-capital at the completion of the Fund's AMPS offerings.

     As of April 30, 2005, there was no remaining payable for offering costs.

14 CONCENTRATION OF RISK: Under normal market conditions, the Fund's investments will be primarily concentrated in 1) income-producing securities recommended by the Neuberger Research Department that, at the time of investment, have a dividend yield greater than the average dividend yield of the S&P 500 Composite Stock Index and 2) income-producing common equity securities, preferred equity securities, securities convertible into equity securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. The value of Fund shares may fluctuate more due to economic, legal, cultural, or technological developments affecting the United States real estate industry or a segment of the real estate industry in which the fund owns a substantial position, than would the shares of a fund not concentrated in the real estate industry.

15 INDEMNIFICATIONS: Like many other companies, the Fund's organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund's maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER TRANSACTIONS WITH
     AFFILIATES:

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.60% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any AMPS outstanding is not considered a liability.

     Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the following annual rates:

                FISCAL PERIOD OR YEAR ENDED                      % OF AVERAGE
                        OCTOBER 31,                          DAILY MANAGED ASSETS
       ---------------------------------------------------------------------------------
                       2005 - 2008                                     0.20
                          2009                                         0.14
                          2010                                         0.07

     Management has not agreed to waive any portion of its fees beyond October 31, 2010.

     For the six months ended April 30, 2005, such waived fees amounted to $177,720.

     The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.25% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

     Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Directors of the Fund are also employees of Neuberger and/or Management.

     The Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the six months ended April 30, 2005, the impact of this arrangement was a reduction of expenses of $10,214.

     The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended April 30, 2005, the impact of this arrangement was a reduction of expenses of $50.

     In connection with the settlement of each AMPS auction, the Fund pays, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the AMPS held by the broker-dealer's customers. For any auction preceding a rate period of less than one year, the service fee is paid at the annual rate of 1/4 of 1%; for any auction preceding a rate period of one year or more, the service fee is paid at a rate agreed to by the Fund and the broker-dealer.

     In order to satisfy rating agencies' requirements, the Fund is required to provide each rating agency a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the AMPS Basic Maintenance Amount, which is a minimum level set by each rating agency as one of the conditions to maintain the AAA/Aaa rating on the AMPS. "Discounted value" refers to the fact that the rating agencies require the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agencies. The Fund pays a fee to State Street for the preparation of this report.

     NOTE C--SECURITIES TRANSACTIONS:

     During the six months ended April 30, 2005, there were purchase and sale transactions (excluding short-term securities and interest rate swap contracts) of $54,031,697 and $52,276,657, respectively.

     During the six months ended April 30, 2005, brokerage commissions on securities transactions amounted to $147,992, of which Lehman received $28,118, and other brokers received $119,874.

     NOTE D--CAPITAL:

     At April 30, 2005, the common shares outstanding and the common shares of the Fund owned by Neuberger were as follows:

                                                                               COMMON SHARES                  COMMON SHARES
                                                                                 OUTSTANDING             OWNED BY NEUBERGER
                                                                                   5,805,236                          5,236

     Transactions in common shares for the six months ended April 30, 2005 and for the period ended October 31, 2004 were as follows:

                                                COMMON SHARES ISSUED IN CONNECTION WITH:
                                               UNDERWRITERS' EXERCISE    REINVESTMENT OF
            INITIAL                                 OF OVER-ALLOTMENT      DIVIDENDS AND    NET INCREASE IN COMMON
     CAPITALIZATION    INITIAL PUBLIC OFFERING                 OPTION      DISTRIBUTIONS        SHARES OUTSTANDING
     2005      2004      2005             2004       2005        2004     2005      2004        2005          2004
       --     5,236        --        5,800,000         --          --       --        --          --     5,805,236

     NOTE E--INVESTMENTS IN AFFILIATES*:

                                   BALANCE OF                                   BALANCE OF                          INCOME FROM
                                       SHARES                           GROSS       SHARES                       INVESTMENTS IN
                                         HELD           GROSS           SALES         HELD            VALUE  AFFILIATED ISSUERS
                                  OCTOBER 31,   PURCHASES AND             AND    APRIL 30,        APRIL 30,         INCLUDED IN
     NAME OF ISSUER                      2004       ADDITIONS      REDUCTIONS         2005             2005        TOTAL INCOME
     Neuberger Berman
       Securities Lending
       Quality Fund, LLC**         19,215,500   1,451,113,400   1,446,046,000   24,282,900    $  24,282,900           $   1,240
     Neuberger Berman
       Institutional Cash Fund
       Trust Class***               2,171,204      18,334,409      20,505,613           --               --              20,004
     Neuberger Berman
       Prime Money Fund
       Trust Class***                      --      27,150,474      24,876,856    2,273,618        2,273,618              58,067
                                                                                              -------------           ---------
     Total                                                                                    $  26,556,518           $  79,311
                                                                                              =============           =========

     * Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities.

     ** Prior to February 7, 2005, the Old Fund, an investment vehicle established by the Fund's custodian, was used to invest cash the Fund received as collateral for securities loans. Effective February 7, 2005, the Fund changed the collateral investment vehicle from the Old Fund to the Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board. The Fund's shares in the Old Fund and Quality Fund were and are non-voting. However, because all shares of the Old Fund and Quality Fund were and are held by funds in the related investment company complex, the Old Fund and Quality Fund may have been and may be considered affiliates of the Fund.

     *** The Cash Fund and Prime Money are also managed by Management and may be considered affiliates since they have the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of the Cash Fund or Prime Money, respectively.

     NOTE F--UNAUDITED FINANCIAL INFORMATION:

     The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS Dividend Advantage Fund Inc.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.^^

                                                                                                                    PERIOD FROM
                                                                                           SIX MONTHS ENDED     MARCH 30, 2004^
                                                                                                  APRIL 30,      TO OCTOBER 31,
                                                                                           ----------------     ---------------
                                                                                                       2005                2004
                                                                                                (UNAUDITED)
COMMON SHARE NET ASSET VALUE, BEGINNING OF PERIOD                                          $          20.65     $         19.10
                                                                                           ----------------     ---------------
INCOME FROM INVESTMENT OPERATIONS APPLICABLE TO COMMON SHAREHOLDERS:
NET INVESTMENT INCOME (LOSS)                                                                            .30                 .39
NET GAINS OR LOSSES ON SECURITIES (BOTH REALIZED AND UNREALIZED)                                       1.84                1.99

COMMON SHARE EQUIVALENT OF DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM:
   NET INVESTMENT INCOME                                                                               (.11)               (.00)
   NET CAPITAL GAINS                                                                                     --                (.00)
   TAX RETURN OF CAPITAL                                                                                 --               (0.02)
                                                                                           ----------------     ---------------
   TOTAL DISTRIBUTIONS TO PREFERRED SHAREHOLDERS                                                       (.11)               (.05)
                                                                                           ----------------     ---------------
TOTAL FROM INVESTMENT OPERATIONS APPLICABLE TO COMMON SHAREHOLDERS                                     2.03                2.33
                                                                                           ----------------     ---------------
LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
   NET INVESTMENT INCOME                                                                               (.60)               (.32)
   NET CAPITAL GAINS                                                                                     --               (0.09)
   TAX RETURN OF CAPITAL                                                                                 --               (0.19)
                                                                                           ----------------     ---------------
TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS                                                             (.60)               (.60)
                                                                                           ----------------     ---------------
LESS CAPITAL CHARGES FROM:
ISSUANCE OF COMMON SHARES                                                                                --                (.04)
ISSUANCE OF PREFERRED SHARES                                                                             --                (.14)
                                                                                           ----------------     ---------------
TOTAL CAPITAL CHARGES                                                                                    --                (.18)
                                                                                           ----------------     ---------------
COMMON SHARE NET ASSET VALUE, END OF PERIOD                                                $          22.08     $         20.65
                                                                                           ----------------     ---------------
COMMON SHARE MARKET VALUE, END OF PERIOD                                                   $          18.67     $         18.69
                                                                                           ----------------     ---------------
TOTAL RETURN, COMMON SHARE NET ASSET VALUE+                                                          +10.25%**           +11.83%**
TOTAL RETURN, COMMON SHARE MARKET VALUE+                                                              +3.00%**            (3.33%)**

RATIOS/SUPPLEMENTAL DATA++
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS, END OF PERIOD (IN MILLIONS)                  $          128.2     $         119.9
PREFERRED STOCK, AT LIQUIDATION VALUE ($25,000 PER SHARE
   LIQUIDATION PREFERENCE) (IN MILLIONS)                                                   $           52.5     $          52.5
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS APPLICABLE TO
   COMMON SHAREHOLDERS#                                                                                1.26%*              1.14%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS APPLICABLE TO
   COMMON SHAREHOLDERS+++                                                                              1.24%*              1.12%*
RATIO OF NET INVESTMENT INCOME (LOSS) EXCLUDING PREFERRED STOCK DIVIDENDS
   TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                             2.73%*              3.47%*
RATIO OF PREFERRED STOCK DIVIDENDS TO AVERAGE NET ASSETS APPLICABLE TO
   COMMON SHAREHOLDERS                                                                                 1.05%*               .47%*
RATIO OF NET INVESTMENT INCOME (LOSS) INCLUDING PREFERRED STOCK DIVIDENDS
   TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                             1.68%*              3.00%*
PORTFOLIO TURNOVER RATE                                                                                  30%                 28%
ASSET COVERAGE PER SHARE OF PREFERRED STOCK, END OF PERIOD@                                $         86,061     $        82,086

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS Dividend Advantage Fund Inc.

+ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Total return would have been lower if Management had not waived a portion of the investment management fee. Performance data current to the most recent month-end are available at www.nb.com.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

+++ After waiver of a portion of the investment management fee. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets applicable to common shareholders would have been:

                                                                                     SIX MONTH ENDED             PERIOD ENDED
                                                                                           APRIL 30,              OCTOBER 31,
                                                                                                2005                  2004(1)
                                                                                                1.53%                    1.38%

(1)  Period from March 30, 2004 to October 31, 2004.

^    The date investment operations commenced.

*    Annualized.

**   Not annualized.

@ Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid dividends on AMPS) from the Fund's total assets and dividing by the number of AMPS outstanding.

++ Expense ratios do not include the effect of dividend payments to preferred shareholders. Income ratios include income earned on assets attributable to AMPS.

^^ The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.

DIVIDEND REINVESTMENT PLAN

The Bank of New York ("Plan Agent") will act as Plan Agent for shareholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Dividend Reinvestment Plan ("Plan") in the same name as their then current Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common stock of the Fund ("Shares"), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant's account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant's account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant's account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the dividend payment date, to apply the amount of such dividend or distribution on each Participant's Shares (less their PRO RATA share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant's account. No such purchases may be made more than 30 days after the payment date for such dividend except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the dividend reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund's Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant's uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant's account. For the purpose of cash investments, the Plan Agent may commingle each Participant's funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant's Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent's name or that of the Plan Agent's nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the PRO RATA expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their PRO RATA share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant's notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination, the Plan Agent will cause a certificate or certificates for the number of Shares held for each Participant under the Plan to be delivered to the Participant (or if the Shares are not then in certificated form, will cause the Shares to be transferred to the Participant) without charge.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant's account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent's negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of Maryland.

DIRECTORY

INVESTMENT MANAGER AND ADMINISTRATOR
Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800.461.1899 or 212.476.8800

SUB-ADVISER
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

STOCK TRANSFER AGENT
Bank of New York
101 Barclay Street, 11-E
New York, NY 10286

LEGAL COUNSEL
Kirkpatrick & Lockhart Nicholson Graham LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1221

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will also be available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov and on the Fund's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

REPORT OF VOTES OF SHAREHOLDERS

An annual meeting of shareholders of Neuberger Berman Dividend Advantage Fund Inc. was held on March 8, 2005. Shareholders voted on the following matter: (1) To elect five Class III Directors (one of which is to be elected only by holders of the Fund's preferred stock) to serve until the annual meeting of stockholders in 2008, or until their successors are elected and qualified. Class I and II Directors continue to hold office until the annual meeting in 2006 and 2007, respectively.

Proposal 1 - To elect five Class III Directors (one of which is to be elected only by holders of the Fund's preferred stock) to serve until the annual meeting of stockholders in 2008.

Common and Preferred Shares

                                                          VOTES               VOTES                                        BROKER
                                  VOTES FOR              AGAINST             WITHHELD              ABSTENTIONS            NON-VOTES
Robert A. Kavesh                4,311,086.398               -               31,240.000                  -                     -
Edward I. O'Brien               4,312,261.398               -               30,065.000                  -                     -
William E. Rulon                4,312,024.398               -               30,302.000                  -                     -
Candace L. Straight             4,312,749.398               -               29,577.000                  -                     -

Preferred Shares

                                                          VOTES               VOTES                                        BROKER
                                  VOTES FOR              AGAINST             WITHHELD              ABSTENTIONS            NON-VOTES
Howard A. Mileaf                  1,088.000                 -                  4.000                    -                     -

                   This page has been left blank intentionally

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund.

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
INTERNAL SALES & SERVICES
877.461.1899

www.nb.com


[RECYCLED SYMBOL] E0099 06/05

ITEM 2. CODE OF ETHICS

The Board of Directors ("Board") of Neuberger Berman Dividend Advantage Fund Inc. ("Registrant") adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions ("Code of Ethics"). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics was included as an exhibit to the Registrant's Form N-CSR filed on January 7, 2005. The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board has determined that the Registrant has one audit committee financial expert serving on its audit committee. The Registrant's audit committee financial expert is John Cannon. Mr. Cannon is an independent director as defined by Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Only required in the annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Only required in the annual report.

ITEM 6. SCHEDULE OF INVESTMENTS

The complete schedule of investments for each series is disclosed in the Registrant's Annual Report, which is included as Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Only required in the annual report.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Only required in the annual report.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

No reportable purchases for the period covered by this report.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

ITEM 11. CONTROLS AND PROCEDURES

(a) Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "Act")) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1)  A  copy  of  the  Code  of  Ethics  is   incorporated  by  reference  to
        Registrant's Form N-CSR, Investment Company Act file number 811-21499 (filed January 7, 2005).

(a)(2) The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act") are attached hereto.

(b) The certification required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act is attached hereto.

The certifications provided pursuant to Section 906 of the Sarbanes-Oxley Act are not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Dividend Advantage Fund Inc.


By: /s/ Peter E. Sundman
    --------------------
    Peter E. Sundman
    Chief Executive Officer

Date: June 28, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By: /s/ Peter E. Sundman
    --------------------
    Peter E. Sundman
    Chief Executive Officer

Date: June 28, 2005



By: /s/ John McGovern
    -----------------
    John McGovern
    Treasurer and Principal Financial
    and Accounting Officer

Date: June 28, 2005